U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2017

MEDICINE MAN TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-55450	46-5289499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

4880 Havana Street

Suite 200

Denver, Colorado 80239

(Address of principal executive offices)

(303) 371-0387

(Issuer’s Telephone Number)

4880 Havana Street

Suite 120 South

Denver, Colorado 80239

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 27, 2017, we entered into a Merger Agreement with Pono Publications Ltd. (“Pono”), as well as a Share Exchange Agreement with Success Nutrients, Inc. (“SN”), each a Colorado corporation, in order to facilitate our acquisition of both of these entities. Also, on February 27, 2017, a majority of the holders of our Common Stock ratified in writing their approval of the proposed Merger with Pono and Share Exchange with Success Nutrients (hereinafter referred to as the “Pono Transaction” and “SN Transaction,” respectively, and jointly referred to as the “Transactions.”) The Transactions will become effective upon the filing of Statement of Merger with the Secretary of State in Colorado and Statement of Share Exchange and Articles of Exchange with the Colorado Secretary and State and Nevada Secretary of State, respectively, which is expected to occur twenty (20) days after the dissemination of our applicable Information Statement (the “Effective Time”). For accounting purposes, the effective date of these Transactions will be March 1, 2017.

At the Effective Time we will issue an aggregate of 7,000,000 shares of our Common Stock to the Pono and SN stockholders in exchange for 100% of the issued and outstanding shares of Pono and SN’s capital stock. SN will become a wholly owned subsidiary of our Company, while Pono will be consolidated with and into our current cannabis consulting company, Medicine Man Consulting, Inc. (“MMC”), currently a wholly owned subsidiary of our Company. All our current management will remain in place, but Charles Haupt will be added as a member of our Board of Directors and Josh Haupt will become the Chief Cultivation Officer of MMT and MMC.

As a result of the issuance of shares of our Common Stock in exchange for the outstanding shares of Pono and SN capital stock, at the Effective Time the stockholders of both Pono and SN will become stockholders of our Company and the Pono and SN shareholders will each own approximately 20% of our then issued and outstanding shares of Common Stock and our current stockholders will own approximately 60% of our issued and outstanding shares of Common Stock.

Upon completion of the Transactions we will assume SN and Pono’s assets, liabilities and plans of operation, but will only receive nominal cash. All liabilities will be paid in full. As a result of these Transactions we may require additional financing to implement our anticipated expansion fully. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

Our current stockholders will be diluted by the issuance of shares of our Common Stock in the Transactions and may be diluted by future issuances of securities and sales of our securities to satisfy our working capital needs.

Business of Success Nutrients

SN was incorporated in Colorado on May 5, 2015. Since inception SN has been engaged in the manufacturing and wholesale and retail distribution of nine different plant nutrients for cannabis, each of which comes in three separate sizes and which has been primarily marketed to the cannabis industry, more specifically, cultivation experts and other growers in the cannabis industry in Colorado. The custom manufacturing is contracted with Innovak Industries, Inc., El Paso, Texas. Each of SN’s nine product lines are sold in three separate sizes, with retail pricing ranging from $25-$30 for small packages up to a range of $200-$300 for large packages.

The development of SN’s product line was the result of consolidation of all the micro and macro nutrients found to produce the most grams of cannabis flower per square foot while achieving the highest quality possible. Until January 2017, SN’s operations were primarily directed towards in the cannabis industry in the state of Colorado. Subsequently, SN’s products were successfully registered with the state agricultural departments for California, Oregon, Washington, Arizona and Michigan, as well as in Canada. Prior to obtaining this registration the SN products were only able to be purchased online. As a result of being registered, all SN products can now be displayed on retail shelves in those aforesaid states. SN will continue to pursue product registration in other states and countries prioritizing those locations that provide greater market size for its products.

The Success Nutrients brand provides one of the key underpinnings of the cultivation methodology and is essential to the overall Three A Light TM performance metric, which is discussed more fully below under “Business of Pono.”. With an investment of two years of research, development and intense testing, this product line was specifically formulated for the cannabis industry.

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SN’s goal is to revolutionize modern cannabis gardening as it is currently known with an emphasis on stronger plants, healthy flowers and an overall cleaner product. Generally, growers of cannabis have been able to generate approximately 1.5 lbs per grow light. By using both the nutrients offered by SN, together with the process offered by Pono, results have more than doubled in some cases. While no assurances can be provided, we believe that this will add substantial growth to our existing cannabis consulting operation, especially as the cannabis industry continues to grow and expand as additional states approve the use and cultivation of medical and recreational marijuana. We believe that if we offer prospective new clients the opportunity to learn cultivation techniques that allow them to increase production over their competitors, our business will increase, which is one of the primary purposes of the Transactions. The combination of SN and Pono registration techniques have directly resulted in the creation of a new line of consulting services that improve the performance of current cultivations. We call this service “Cultivation Max.” We have already signed three new clients for this service.

Below is a summary of the financial information of SN. SN was incorporated in May 2015 but did not commence operations until June 2015. Therefore, information provided for 2015 represents only a partial initial year of operations

Statement of Operations:

	Year Ended December 31,
	2015	2016

Revenues	$0	$779.292
Cost of Goods Sold	$0	$(222,759)
Total Operating Expense	$(20,135)	$(320.365)
Taxes Paid	$–	$(9,742)
Net Income (Loss) from Operations	$(20,135)	$225,802

Balance Sheet:

Year Ended December 31, 2016

Cash	$155,036
Current assets	$249,453
Total assets	$287,578
Current liabilities	$(8.560)
Total liabilities	$(71,909)
Total stockholders’ equity (deficit)	$215,667

Business of Pono

Pono was incorporated in the State of Colorado on February 16, 2015. It is the holder of all intellectual property rights relating to the cannabis cultivation of full scale commercial grow operations utilized and proposed to be utilized by our current and future clients. No patents have been filed to protect the various methods and expertise utilized for these commercial grows because of the federal prohibition on cannabis.

“Three-a-light” is a tutorial for how to grow cannabis plants for the individual grower growing for his own benefit or caregiver growing for their patients in a limited way. The book is currently offered on Amazon at a price of $500 per copy, the highest price for a book offered by Amazon. To date, approximately 1,100 books have been sold. Pono currently generates approximately $25-40,000 a month in revenue from the sale of these books.

There are key differences between growing cannabis indoors and outdoors. While outdoor crops can yield more, the quality of indoor cannabis cannot be matched. This book teaches the secrets of getting the greatest yield without sacrificing quality and includes a step-by-step marijuana growing guide from seed to finished flower. It provides a simple approach to a very painstaking and complex process. It contains illustrations on how to grow cannabis and covers the nine vital components of growing marijuana indoors in order to achieve the highest average yield per light.

We believe the sale of “Three-a-light” books promotes the use of our cultivation techniques, the use of our nutrients and provides brand exposure.

The following is selected unaudited financial data of Pono. Pursuant to the terms of the Pono Agreement, Pono is obligated to provide independent audited financial statements since its inception in 2015 to us, which shall be filed as an amendment to our Form 8-K to be filed with the US Securities and Exchange Commission relating to our acquisition of SN upon effectiveness within 75 days of such effective date. Pono was incorporated in February 2015 but did not commence operations until November 2015. Therefore, information provided for 2015 represents only a very short initial year of operations.

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Statement of Operations:

	Year Ended December 31,
	2015	2016

Revenues	$37,951	$362,808
Cost of Goods Sold	$5,025	$73,267
Total operating expenses	$46.504	$300,860
Taxes paid	–	$136
Income (Loss) from operations	$(13,578)	$(11,533)

Balance Sheet:

Year Ended December 31, 2016

Cash	$86,418
Current assets	$146,261
Total assets	$146,261
Current liabilities	$91
Total liabilities	$161,372
Total stockholders’ equity (deficit)	$(15,111)

Our Operations after the Transactions

Following the Transactions our current business activities will remain but are expected to be significantly enhanced. At the Effective Time of the Transactions, Charles Haupt shall become a director of our Company and Joshua Haupt will be appointed as our Chief Cultivation Officer, but the remainder of our directors and executive officers will remain as they consist currently.

We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act.

We intend to utilize Pono’s intellectual property relating to cannabis cultivation in our cannabis consulting efforts. We also plan to continue to expand the distribution channels for the nutrient products offered by Success Nutrients into additional states and other countries where cannabis cultivation is allowed. While no assurances can be provided, we anticipate increased revenues from the sale of nutrients, combined with increased revenues derived from book sales. In the first two months of 2017, book sales and nutrient sales totalled $278,000. In addition, as a result of the cannabis production historically produced from Josh Haupt’s cultivation locations, we intend to develop what we are referring to as Cultivation Max, which is a program we will be offering to both existing cannabis cultivation locations, as well as new clients generated from our cannabis consulting business. Our intention is to offer our expertise to these entities wherein we shall be paid a percentage of the increased production arising from the implementation of our systems by our clients. There are no assurances that we will generate any revenues from these new opportunities.

Pono and SN uses a combination of copyright, trade secret laws and confidentiality agreements to protect its proprietary intellectual property. We intend to aggressively register for patent protection if and when the federal government eliminates cannabis prohibition. Intellectual property counsel has advised that any effort to register a patent relating to the cultivation of marijuana would currently be unsuccessful.

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Enforcement of intellectual property rights is costly and time consuming. To date, Pono and SN have relied primarily on proprietary processes and know-how to protect intellectual property. It is uncertain if and when its other patent applications may be allowed and whether they will provide us with a competitive advantage.

From time to time, Pono and SN may encounter disputes over rights and obligations concerning intellectual property. Pono and SN believe its service offering does not infringe the intellectual property rights of any third party. However, there can be no assurance that either Pono or SN will prevail in any intellectual property dispute.

The combination of these two new businesses is expected to allow us to establish a cultivation improvement offering to our existing and future cultivation facility owners not yet able to achieve these extraordinary performance levels. Adoption of this new methodology is also expected to allow our clients the ability to vastly improve their existing cultivation performance metrics while maintaining the highest quality product. There are no assurances this will occur.

Based upon a successful acquisition and through the deployment of these new business elements, we expect to develop new service offerings and industry leading improvements in our current deliverables, which commenced March 1, 2017. There are no assurances that we will generate additional income from these new operations.

Employees

As of February 27, 2017, we had eight (8) employees, including five (5) full time employees and three (3) part time employees, including 2 in management, 5 in operations and 1 in finance. As a result of the Transactions we anticipate that the aggregate number of employees will increase to twelve (12) including four additional full time employees in operations and one part time contract person. None of Pono or SN’s employees is represented by a labor union or a collective bargaining agreement. Pono and SN consider its relations with its employees to be good.

Facilities

Effective March 1, 2017 our principal place of business is being moved to Suite 200 from Suite 102, located at 4880 Havana Street, Denver, Colorado 80239. Our telephone number is (303) 371-0387. This new space consists of 12,097 sq. feet of rentable space, primarily executive office space and conference room, for which we have agreed to pay a monthly rent of $6,479.60 for the initial year of a 36 month term. This rent will escalate to approximately $12,000 per annum in August 2017 and increase approximately $1,000 each year thereafter through May 30, 2018. It is anticipated that this space shall be sufficient for our needs for the foreseeable future.

Success Nutrients Inc. also is party to a lease at 6660 East 47th Ave Drive, Denver, CO, which consists of approximately 12,800 rentable sq. ft. of office and warehouse space. Monthly base rent for this location is currently $7,200, which increases to $7,467 in December 2017, to $7,733 in December 2018 and to $8,000 in December 2019, running through November 30, 2020.

Pursuant to the terms of the Pono and SN Agreements, Pono and SN are obligated to provide independent audited financial statements since their respective inception in 2015 to us, which shall be filed as an amendment to this Form 8-K and which shall be filed with the US Securities and Exchange Commission within 75 days of the Effective Date.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As a result of the execution of the Pono and SN Agreements, Charles Haupt has been appointed as a director of our Company and Josh Haupt, the son of Charles Haupt, has been appointed as our Chief Cultivation Officer pursuant to the provisions of our Bylaws, each to hold such position until the next annual meeting of our shareholders or Board of Directors, as applicable, their resignation, removal or death, whichever comes first.

Following are their biographical histories:

Charles Haupt will be appointed as a director of our Company upon effectiveness of the Transactions, which is expected to occur in March or April 2017. In addition to his position with our Company, since 2003 Mr. Haupt has been President and founder of New Energy Technology, Inc., a privately held Colorado corporation, which is a software based energy information and management company serving the commercial building market. Mr. Haupt received a Bachelor of Science degree from Arizona State University in 1989. He intends to devote only such time as necessary to our business upon his appointment.

Joshua Haupt will be appointed as our Chief Cultivation Officer upon effectiveness of the Trasnactions. Josh was the founder of both Pono and SN, where he has been employed as President since their inception in 2015. From 2014 through 2017, he was president and principal shareholder of Debest Consulting, Inc., a privately held Colorado corporation engaged in the cultivation of Cannabis and duly licensed by the Colorado Marijuana Enforcement Division. From 2007 to January 2014, he was President and principal shareholder of Tall T Productions Inc., Breckenridge, CO, a clothing company that manufactures and sells tee shirts and other clothing to the ski and snowboard market. He intends to devote approximately 90% of his time to our business affairs upon closing of the Transactions.

Item 7.01 Regulation FD Disclosure

Our Press Release relating to the execution of the Pono and SN Agreements described above is attached as Exhibit 99.3 and is hereby incorporated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are included in this report:

No.	Description
99.3	Press Release Announcing Execution Pono and SN Agreements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.
(Registrant)

Dated: March 3, 2017	By:	/s/ Brett Roper
Brett Roper, Chief Operating Officer

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